UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 19, 2007 (June 14, 2007)

GEVITY HR, INC.

(Exact name of registrant as specified in charter)

Florida	0-22701	65-0735612
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9000 Town Center Parkway

Bradenton, Florida 34202

(Address of principal executive offices / Zip Code)

(941) 741-4300

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[	] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d—2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e—4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into Material Definitive Agreement

On June 14, 2007, Gevity HR, Inc. (the “Company”) and the subsidiaries of the Company (the “Guarantors”) entered into the Second Amendment to Amended and Restated Credit Agreement (the “Second Amendment”) with Bank of America, N.A., as administrative agent (“BOA”) and certain other lenders a party thereto. The Second Amendment amends the Amended and Restated Credit Agreement dated as of August 30, 2006 among the Company, Guarantors, BOA and the other lenders a party thereto previously amended by the First Amendment to Amended and Restated Credit Agreement dated as of May 7, 2007 (the “Amended Credit Agreement”).

The Second Amendment provides for an increase of the aggregate revolving commitment of the credit facility from $75 million to $100 million. The Second Amendment also revises the definition of “Required Lenders” to mean Lenders holding in the aggregate more than 75% of the unfunded Commitments and the outstanding Loans, L/C Obligations and participations therein until such time as there are three or more Lenders.

Capitalized terms used but not otherwise defined herein shall have the meanings given to such terms in the Amended Credit Agreement.

The foregoing description of the Second Amendment is qualified in its entirety by reference to the full text of the Second Amendment, a copy of which is filed as Exhibit 10.1 hereto, to the First Amendment to the Amended and Restated Credit Agreement, a copy of which was filed as Exhibit 10.1 to Gevity’s Current Report on Form 8-K filed on May 10, 2007, and to the Amended Credit Agreement, a copy of which was filed as Exhibit 10.1 to Gevity’s Current Report on Form 8-K on September 6, 2006.

Item 2.03	Creation of Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

                The disclosure required by this item is included in item 1.01 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits
(d) Exhibits.

Exhibit

Number	Description
10.1

Second Amendment to Amended and Restated Credit Agreement dated June 14, 2007, among Gevity HR, Inc., as the Borrower, the Subsidiaries of the Borrower, as the Guarantors, Bank of America, N.A. as Administrative Agent and Other Lenders Party thereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

GEVITY HR, INC.

(Registrant)

Dated: June 19, 2007	By: /s/	Edwin E. Hightower, Jr.
Name:		Edwin E. Hightower, Jr.
Title:	Vice President and General Counsel

EXHIBIT INDEX

Exhibit

Number	Description
10.1

Second Amendment to Amended and Restated Credit Agreement dated June 14, 2007, among Gevity HR, Inc., as the Borrower, the Subsidiaries of the Borrower, as the Guarantors, Bank of America, N.A. as Administrative Agent and Other Lenders Party thereto.